EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of Reclamation Consulting and Applications, Inc. (the"Company") for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gordon W. Davies, President of the Company, and Michael C. Davies, Secretary of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  February 13, 2003       /s/ Gordon W. Davies
                                ------------------------------------
                                    Gordon W. Davies
                                    President

Dated:  February 13, 2003       /s/ Michael C. Davies
                                ------------------------------------
                                    Michael C. Davies
                                    Secretary